Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24F

FIFTY-THIRD AMENDMENT

OF THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Fifty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (as defined below):

1.	Customers desire to use and CSG agrees to provide CSG’s Electronic Trackable Appointments service (“Electronic Trackable Appointments Service”) which will allow Customers to provide self-service and notification abilities relating to appointments to each Customer’s subscribers through a database hosted by CSG.

a) As a result Schedule C, Basic Services and Additional Services and Associated Exhibits, of the Agreement is modified by adding the following to the section entitled “Additional Services”:

Database Services Re Customer’s Electronic Trackable Appointments Service

b) As a result, Schedule C, Basic Services and Additional Services and Associated Exhibits, of the Agreement is modified by adding the following to the section entitled “Services Description”:

Database Services re Customer’s Electronic Trackable Appointments Service. As part of the Electronic Trackable Appointments Service, CSG shall develop and provide a database. The database will be hosted by CSG on *** *** ********* CSG servers for each Customer’s subscribers and will store each Customer’s subscriber appointment-specific contact information (the “Information”). The Information shall be available to each Customer for its external applications for a period of ****** **** **** via web services. CSG shall perform the design, development, programming and reporting services related to the Electronic Trackable Appointment Service pursuant to the Statement of Work to be executed by CSG and Customer (CSG document no. 2306468) (the “SOW”). TWC and CSG agree that all Work Product and Deliverables related to the Electronic Trackable Appointment Service shall be the sole and exclusive property of CSG, excluding the Information, regardless as to whether such Information is marked and/or stated as confidential or proprietary, which shall be deemed to be Confidential Information of Customers.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

c) As a result, Schedule F of the Agreement shall be amended to include the following fees for the Electronic Trackable Appointments Service. TWC shall pay, and CSG shall invoice to TWC, the following fees for the Additional Services under this Amendment following commencement of the Electronic Trackable Appointments Service pursuant to the SOW. For avoidance of doubt, the ******* *** ***-**** fees for the Electronic Trackable Appointments Service set forth below, ******** ***** ** *** ********* **** ******, **** **** ** ****, ** *** *** ******* *** Electronic Trackable Appointments Service (subject to the support limitation noted below):

Database Services Re Customer’s Electronic Trackable Appointments Application (Note 3)

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2.	Participating Affiliates may use and receive the Electronic Trackable Appointments Service without any requirement that such Additional Service be set forth in any such Participating Affiliate’s Affiliate Addendum. Subject to the provisions set forth in **** * ** ******* * *****, ** ******** ** ***’* *********** ****** *** ***** ** ******* * ** *** *********, *** ***** **** **** *** ***** ** ********* *** ********’* *** ** ******* ** *** Electronic Trackable Appointments Service, if applicable, for convenience, upon written notice to CSG in accordance with 6.1(f) of the Agreement (as if “TWC” were substituted for “Participating Affiliate” therein and without reference to any Affiliate Addendum).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed and effective as of the day and year last signed below (“Effective Date”).

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)

By: /s/ Frank Boncimino	By: /s/ Michael J. Henderson

Name: Frank Boncimino	Name: Michael J. Henderson

Title: SVP, Chief Information Officer	Title: EVP Sales & Marketing

Date: May 2, 2011	Date: 5/9/11